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                                                                   Exhibit 23.06

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Registration Statement of quepasa.com,inc. on Form S-1, of our report dated February 17, 1999 on the financial statements of quepasa.com, inc. appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


                                 /s/ Ehrhardt Keefe Steiner & Hottman PC
                                 ----------------------------------------
                                     Ehrhardt Keefe Steiner & Hottman PC

March 9, 1999
Denver, Colorado